EXHIBIT 10.26.4


              CONSULTING AGREEMENT
              ---------------------


          THIS CONSULTING AGREEMENT is made and entered

into as of the 20th day of September, 1996, by and between

AnnTaylor Stores Corporation, a Delaware corporation

("ATSC"), AnnTaylor, Inc., a Delaware corporation

and wholly owned subsidiary of ATSC ("ATI" and, together

with ATSC, "Ann Taylor"), Cygne Designs, Inc., a Delaware

corporation ("Cygne"), and Mr. Irving Benson ("Consultant").



                  W I T N E S S E T H:

                  - - - - - - - - - -


          WHEREAS, pursuant to that certain Stock and

Asset Purchase Agreement, dated as of June 7, 1996, as

amended as of August 27, 1996, among ATSC, ATSI, Cygne

and Cygne Group (F.E.) Limited, a Hong Kong corporation

and wholly owned subsidiary of Cygne ("CGFE"), ATI

acquired from Cygne (i) all of the shares of common stock,

par value $.01 per share, of CAT US, Inc., a Delaware

corporation ("CAT-US"), owned by Cygne; and (ii) certain

of the assets of Cygne's AnnTaylor Woven Division (the

"Division");



          WHEREAS, pursuant to the Purchase Agreement,

ATI acquired from CGFE all of the shares of common stock,

par value $1 HK per share, of C.A.T. (Far East) Limited,

a Hong Kong corporation ("CAT-Far East" and, together

with CAT-US, "CAT"), owned by CGFE;



          WHEREAS, CAT serves as a fully dedicated

sourcing capability for ATI;



          WHEREAS, prior to the date hereof, Cygne,

through the Division, served as a private label designer,

merchandiser and manufacturer of women's apparel for ATI;



          WHEREAS, Consultant is the President and Vice

Chairman of Cygne with particular expertise regarding

design, merchandising and product development; and


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Consulting Agreement
Irving Benson
Page 2





          WHEREAS, Ann Taylor, as partial consideration

for the transactions contemplated by the Purchase Agreement,

desires to obtain, and Cygne and Consultant desire

that Consultant provide, information, consultation,

advice and other services in aid of Ann Taylor's business,

all subject to the terms and conditions hereinafter

set forth.



          NOW, THEREFORE, in consideration of the foregoing

and of the representations, warranties, covenants,

agreements and conditions contained herein, Ann Taylor,

Cygne and Consultant, intending to be legally bound,

agree as follows:



          1.   Engagement of Consultant.
               -------------------------


               (a)  Cygne hereby covenants and agrees to

make Consultant available to provide services to Ann

Taylor upon the terms and conditions set forth herein.

Consultant hereby agrees to act as a consultant to and on

behalf of Ann Taylor in accordance with the terms and

conditions set forth herein.  Cygne, Consultant and Ann

Taylor agree that Consultant will provide services to Ann

Taylor not in excess of thirty percent (30%) of his

business time and that Consultant will continue his

duties as President and Vice Chairman of Cygne.  Cygne

agrees to allow Consultant reasonable time to perform his

duties as a consultant to Ann Taylor on a timely basis,

provided, however, that the performance of such duties
--------  -------
shall be at mutually agreeable times that do not unreasonably interfere with Consultant's continuing obligations to Cygne.



               (b)  Cygne shall cause Consultant to, at

the request of the President of Ann Taylor, provide Ann

Taylor information, consultation and advice on design,

merchandising and product development.



               (c)  Cygne shall cause Consultant, and

Consultant hereby agrees, to diligently and faithfully

serve Ann Taylor and to devote his reasonable best efforts,

his highest talents and skills, and all necessary

time and attention in providing the information, consultation and advice requested pursuant to paragraph (b) of

this Section 1; provided that Consultant shall not,

without the consent of Cygne and Consultant, be required

to travel outside New York.  Cygne hereby consents to the

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Consulting Agreement
Irving Benson
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allocation of up to thirty percent (30%) of Consultant's

business time to perform services under this Agreement.



          2.   Term of Agreement.  Unless terminated at
               -----------------
an earlier date in accordance with Section 4 of this

Agreement, the term of this Agreement shall commence on

the date of this Agreement and shall end on the third

anniversary thereof (the "Expiration Date").



          3.   Payment for Services.
               --------------------

               (a)  Consultant's Fee.  In consideration
                    ----------------
of Cygne causing Consultant to perform the services

provided for in this Agreement, Ann Taylor shall pay to

Cygne, at such time and in the manner as set forth in

Section 3(b) hereof, a fee of $225,000 per year (the

"Consultant's Fee").  Ann Taylor shall not provide Consultant with any compensation or benefits, including, but

not limited to, medical or pension benefits, bonuses or

vacation, holiday or sick pay.



               (b)  Time of Payment.  The Consultant's
                    ---------------
Fee shall be due and payable to Cygne by Ann Taylor in

quarterly installments commencing on the date hereof;

provided, however, that the first installment shall be
--------  -------
prorated to reflect the remaining days of the current

fiscal quarter.



               (c)  Reimbursement of Expenses.  Ann
                    -------------------------
Taylor shall reimburse Cygne or Consultant, as the case

may be, for all reasonable out-of-pocket expenses in

curred by Cygne or Consultant in connection with the

performance of Consultant's services hereunder in

accordance with AnnTaylor's travel policies.



          4.   Termination.
               -----------

               (a)  Death.  This Agreement shall terminate
                    -----
upon the Consultant's death.


               (b)  Termination by Default.  Each of the
                    ----------------------
following shall constitute, without limitation or restriction,

an event of default under this Agreement, in which

case, the non-defaulting party may give the other notice

that this Agreement shall terminate on the date selected

by the non-defaulting party and set forth in such notice

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Consulting Agreement
Irving Benson
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(the "Termination Date"), unless cured as specified

below:



                    (i)  If either Ann Taylor or

     Cygne shall, whether by action or inaction,

     breach in any material respect any obligation

     under this Agreement, including a material

     failure by Consultant to perform his duties and

     responsibilities hereunder, and such breach is

     not remedied within thirty (30) days after written

     notice thereof from the non-defaulting party;



                    (ii)  If, for any reason, Consultant

     shall be convicted of a felony; or if Consultant

     shall be convicted of any other crime as a result

     of which his ability to perform the services described

     in Section 1 hereof is materially impaired;



                    (iii)  If there has been fraud,

     bad faith or willful misconduct on the part of

     Cygne or Consultant in connection with the performance

     of Consultant's duties and responsibilities hereunder;



                    (iv)  If Ann Taylor institutes proceedings

     relief under the United States Bankruptcy Code or any similar law, or consents to entry of an order for relief against it in any bankruptcy or in solvency proceeding or similar proceeding,

     or files a petition or answer or consent for reorganization or other relief under any bankruptcy act or similar law, or consents to the filing against it, of any petition for the appointment of a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of it, or of any substantial part of its property,

     or makes an assignment for the benefit of creditors, or admits in writing its inability to pay its debts as they become due, or fails to pay its debts as they become due or takes any action in furtherance of the foregoing; or



                    (v)  If Cygne or Consultant breaches

     in any manner Section 5 hereof.

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Consulting Agreement
Irving Benson
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               (c)  Effect of Termination.  Upon termination
                    ---------------------
of this Agreement, Cygne's obligation to cause Consultant to provide services to Ann Taylor hereunder, and Ann Taylor's

obligation to make payment to Cygne under Section 3 hereof,

shall terminate, except that AnnTaylor shall be obligated to reimburse all expenses incurred through the termination date in accordance with Section 3(b) hereof.



          5.   Confidentiality.
               ---------------

               (a)  Proprietary Information.  Each of
                    -----------------------
Cygne and Consultant acknowledges and agrees that during

the course of the provision of Consultant's services to

Ann Taylor, Consultant may be exposed to sensitive data

and information concerning the business and affairs of

Ann Taylor, including, without limitation, fabric, product

and merchandise designs, and that all of such data

and information, financial plans, financial results, quantity or assortment of merchandise orders or plans and inventory

levels (collectively, the "Proprietary Information") are vital,

sensitive, confidential and proprietary to Ann Taylor.



               (b)  Consultant's Agreement.  In consideration
                    ----------------------
of the Purchase Price (as defined in the Purchase Agreement) to be paid by Ann Taylor to Cygne in connection with the transactions contemplated by the Purchase Agreement, Consultant agrees to the covenants and restrictions set forth in this Section 5.



               (c)  Cygne's Agreement.  In consideration
                    -----------------
of the Purchase Price to be paid by Ann Taylor to Cygne

in connection with the transactions contemplated by the

Purchase Agreement, Cygne agrees to the covenants and

restrictions set forth in this Section 5.



               (d)  Trade Secret Status.  Each of Cygne
                    --------------------
and Consultant expressly acknowledges the trade secret

status of the Proprietary Information and acknowledges

that the Proprietary Information constitutes a

protectable business interest of Ann Taylor, and covenants

and agrees that during the term of the engagement

hereunder and at all times after the expiration or termination of such engagement, neither Cygne nor Consultant

shall, directly or indirectly, whether, in the case of

Consultant, individually, as a director, stockholder,

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Consulting Agreement
Irving Benson
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owner, partner, employee, principal or agent of or consultant to any business, or in any other capacity, make

known, disclose, furnish, make available or utilize any

of the Proprietary Information, other than in the proper

performance of the duties contemplated herein during the

term of the engagement hereunder.  Cygne's and Consultant's

obligations under this Section 5(d) with respect to particular

Proprietary Information shall terminate only at such time

(if any) as the Proprietary Information in question becomes

generally known to the public other than through a breach

of either Cygne's or Consultant's obligations hereunder.



               (e)  Return of Proprietary Information.
                    ---------------------------------
Each of Cygne and Consultant acknowledges and agrees that

all records or documents containing Proprietary Information

prepared by Consultant or coming into his possession by virtue of the engagement are and shall remain the property of

Ann Taylor and that, upon termination or expiration of this

engagement, Consultant shall return immediately to Ann Taylor all such items in his possession, together with all copies and extracts, and will destroy all summaries thereof and any such information stored electronically on tapes, computer disks or in any other manner.



               (f)  Consultant Non-Solicitation.  Consultant
                    ---------------------------
agrees that during the term of this Agreement and

for a period of one (1) year thereafter he shall not,

directly or indirectly, induce or solicit (or authorize or

assist in the taking of any such actions by any third

party) any employee or consultant of Ann Taylor to leave

his or her business association with Ann Taylor.



               (g)  Cygne Non-Solicitation.  Cygne agrees
                    ----------------------
that during the term of this Agreement and for a period

of one (1) year thereafter it shall not, directly or

indirectly, induce or solicit (or authorize or assist in the taking of any such actions by any third party) any

employee or consultant of Ann Taylor to leave his or her

business association with Ann Taylor.



               (h)  Ann Taylor Non-Solicitation.  Ann
                    ---------------------------
Taylor agrees that during the term of this Agreement and

for a period of one (1) year thereafter it shall not, di-

rectly or indirectly, induce or solicit (or authorize or

assist in the taking of any such actions by any third

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Consulting Agreement
Irving Benson
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party) any employee or consultant of Cygne to leave his

or her business association with Cygne.



               (i)  Acknowledgment.  Consultant and Cygne
                    --------------
acknowledge and agree that the covenants set forth in

this Section 5 and each subsection hereof are reasonable

and necessary for the protection of Ann Taylor's business

interests, that irreparable injury will result to

Ann Taylor if Consultant or Cygne breaches any of the

terms of said covenants, and that in the event of

Consultant's or Cygne's actual or threatened breach of

any such covenants, Ann Taylor will have no adequate

remedy at law.  Cygne and Consultant accordingly agree

that in the event of any actual or threatened breach by

Consultant of any of said covenants, Ann Taylor shall be

entitled to immediate injunctive and other equitable

relief without bond and without the necessity of showing

actual monetary damages.  Cygne accordingly agrees that

in the event of any actual or threatened breach by Cygne

of any of said covenants, Ann Taylor shall be entitled to

immediate injunctive and other equitable relief without

bond and without the necessity of showing actual monetary

damages.  Notwithstanding the provisions of Section 9

hereof, such equitable relief may be sought in any court

of competent jurisdiction.  Nothing contained herein

shall be construed as prohibiting Ann Taylor from pursuing

any other remedies available to it for such breach or

threatened breach, including the recovery of any damages

which it is able to prove.



               (j)  The provisions of this Section 5

shall survive the expiration or termination of this

Agreement, and any of the arrangements contained herein,

and shall be binding upon Consultant's, Cygne's and

Ann Taylor's corporate or personal successors and

assigns.



          6.   Representations and Warranties of Consultant.
               --------------------------------------------
Consultant represents and warrants to Cygne and Ann Taylor

that he has full legal power and authority to enter into this

Agreement, perform all of his obligations hereunder and to

consummate the transactions contemplated hereby.

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Consulting Agreement
Irving Benson
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          7.   Consultant's Independence and Discretion.
               -----------------------------------------

               (a)  Nothing herein contained shall be construed

to constitute the parties hereto as partners or as

joint venturers, or as agent of the others, or, as

between Ann Taylor and Consultant, as employer and employee.

By virtue of the relationship described herein,

Consultant's relationship to Ann Taylor during the term

of this Agreement shall only be that of an independent

contractor and the Consultant shall perform all services

pursuant to this Agreement as an independent contractor.

The Consultant shall not provide any services under

Ann Taylor's business name and shall not present himself

as an agent or employee of Ann Taylor and shall have no

authority to enter into any binding obligation on behalf

of Ann Taylor.



               (b)  Subject to the terms of this Agreement,

the manner, means, details or methods by which the

Consultant performs his obligations under this Agreement

shall be determined by Cygne, subject to the reasonable

satisfaction of Ann Taylor.



               (c)  Each of Cygne and Consultant acknowledges

and agrees that Ann Taylor shall not provide to

Consultant any unemployment, disability, workers' compensation or medical insurance or any other employee benefits.  Payments to Cygne under Section 3 hereof shall not be subject to withholding taxes or other employment taxes.



          8.   Arbitration.  Any controversy or claim
               -----------
arising out of or relating to this Agreement, or the

breach thereof, shall be settled by arbitration before

three (3) arbitrators selected in accordance with the

Commercial Arbitration Rules of the American Arbitration

Association in the City of New York.  Arbitration as

provided herein shall be the exclusive means for determination of all matters as above provided, and any decision

and award of the arbitrators shall be final, binding and

conclusive upon the parties and such decision and award

may be entered as a final judgment in any court of competent jurisdiction.  Except as provided in Section 5(j)

hereof, none of the parties shall institute any action or

proceeding in any court of law or equity, state or federal,

other than as may be necessary for purposes of enforcement of

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Consulting Agreement
Irving Benson
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the arbitrators' decision and award hereunder.



          9.   Consultant's Employment.  Cygne and Consultant
               -----------------------
hereby acknowledge that Consultant's execution of

this Agreement is a condition to Consultant's continued

employment with Cygne.



          10.  Notices.  All notices, requests, demands,
               -------
waivers and other communications required or permitted to

be given under this Agreement shall be in writing and

shall be deemed to have been duly given if delivered

personally, by mail (certified or registered mail, return

receipt requested), by reputable overnight courier or by

facsimile transmission (receipt of which is confirmed):


               (a)  If to ATSC or ATI, to:

                    AnnTaylor Stores Corporation
                    142 West 57th Street
                    New York, New York  10019
                    Attention:  General Counsel
                    Facsimile:  (212) 541-3299


                    with a copy to:

                    Skadden, Arps, Slate, Meagher & Flom
                    One Rodney Square
                    Wilmington, Delaware  19801
                    Attention:  Patricia Moran Chuff, Esq.
                    Facsimile:  (302) 651-3001


               (b)  If to Cygne, to:

                    Cygne Designs, Inc.
                    1372 Broadway
                    New York, New York  10018
                    Attention:  General Counsel
                    Facsimile:  (212) 536-4174


                    with a copy to:

                    Fulbright and Jaworski, L.L.P.
                    666 Fifth Avenue
                    New York, New York  10103
                    Attention:  Roy L. Goldman, Esq.
                    Facsimile:  (212) 752-5958

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Consulting Agreement
Irving Benson
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               (c)  If to Consultant, to:

                    Cygne Designs, Inc.
                    1372 Broadway
                    New York, New York  10018
                    Attention:   Irving Benson
                    Facsimile:   (212) 536-4174



or to such other person or address as any party shall

specify by notice in writing, given in accordance with

this Section 10 to the other parties hereto.  All such

notices, requests, demands, waivers and communications

shall be deemed to have been given on the date on which so

hand-delivered, on the third business day following the

date on which so mailed, on the next business day following

the date on which delivered to such overnight courier

and on the date of such facsimile transmission and confirmation,

except for a notice of change of person or address, which shall be effective only upon receipt thereof.



          11.  Entire Agreement.  This Agreement contains
               ----------------
the entire understanding of the parties hereto with respect

to the subject matter hereof.  This Agreement supersedes

all prior agreements and understandings, oral and

written, with respect to its subject matter.



          12.  Severability.  Should any provision of this
               ------------
Agreement, or any part thereof, for any reason be declared

invalid or unenforceable, such declaration shall not affect

the validity or enforceability of any other provision

of this Agreement, or any other part thereof, all of which

other provisions, and parts, shall remain in full force

and effect, and the application of such invalid or unenforceable provision, or such part thereof, to persons or

circumstances other than those as to which it is held

invalid or unenforceable shall be valid and be enforced to

the fullest extent permitted by law.



          13.  Binding Effect; Assignment.  This Agreement
               --------------------------
and all of the provisions hereof shall be binding upon and

inure to the benefit of the parties hereto and their

respective heirs, executors, successors and permitted as

signs, but, except as contemplated herein, neither this

Agreement nor any of the rights, interests or obligations

hereunder shall be assigned, directly or indirectly, by

ATSC, ATI, Cygne or Consultant without the prior written

consent of the other parties hereto; provided, however,
                                     --------  -------

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Consulting Agreement
Irving Benson
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that ATSC or ATI may assign any or all of its rights,

interests or obligations hereunder to any one or more,

direct or indirect, wholly owned subsidiaries of ATSC or

ATI, provided, however, that no such assignment by ATSC or
     --------  -------
ATI shall limit or affect ATSC's or ATI's obligations

hereunder; provided, further, however, that this Agreement
           --------  -------  -------
shall automatically be assigned to and assumed by Consultant in the event that (i) Consultant's employment with

Cygne is terminated; or (ii) Cygne is liquidated or

dissolved, whether through Chapter 7 of the U.S. Bankruptcy

Laws or otherwise; provided, however, that Consultant
                   --------  -------
hereby agrees, in the event of any such assignment by

Cygne and assumption by Consultant, to assume and perform

all of Cygne's obligations hereunder, to the extent applicable.



          14.  Amendment, Modification and Waiver.  This
               ----------------------------------
Agreement may be amended, modified or supplemented at any

time by written agreement of the parties hereto.  Any

failure by Cygne or Consultant, on the one hand, or ATSC

or ATI, on the other hand, to comply with any term or provision of this Agreement may be waived by ATSC, ATI, Cygne

or Consultant, respectively, at any time by an instrument

in writing signed by or on behalf of ATSC, ATI, Cygne or

Consultant, but such waiver or failure to insist upon

strict compliance with such term or provision shall not

operate as a waiver of, or estoppel with respect to, any

subsequent or other failure to comply.



          15.  Third-Party Beneficiaries.  Except as
               -------------------------
otherwise expressly provided herein, this Agreement is not

intended, and shall not be deemed, to confer upon or give

any person except the parties hereto and their respective

successors and permitted assigns, any remedy, claim, liability,

reimbursement, cause of action or other right under or by reason of this Agreement.



          16.  Counterparts.  This Agreement may be executed
               ------------
in counterparts, each of which shall be deemed an

original, but all of which together shall constitute one

and the same instrument.



          17.  Interpretation.  The section headings contained
               --------------
in this Agreement are solely for the purpose of reference, are not part of the agreement of the parties and shall not in any way affect the meaning or interpretation of this Agreement.

As used in this Agreement, the term "person" shall mean and

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Irving Benson
Page 12



include an individual, a partnership, a joint venture, a

corporation, a trust, an unincorporated organization and a

government or any department or agency thereof.



          18.  Governing Law.  This Agreement shall be governed
               --------------
by the laws of the State of New York, without regard

to the principles of conflicts of law thereof.


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Irving Benson
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          IN WITNESS WHEREOF, the parties hereto have duly

executed this Agreement as of the date and year first

above written.



                           ANNTAYLOR STORES CORPORATION

                           By: /s/ Walter J. Parks
                               --------------------------
                              Name:   Walter J. Parks
                              Title:  Senior Vice President -
                                         Finance




                           ANNTAYLOR, INC.

                           By: /s/ Walter J. Parks
                              ----------------------------
                              Name:   Walter J. Parks
                              Title:  Senior Vice President -
                                         Finance



                           CYGNE DESIGNS, INC.

                           By: /s/ Paul D. Baiocchi
                               ------------------------------
                              Name: Paul D. Baiocchi
                              Title: Vice President




                           CONSULTANT
                           /s/ Irving Benson
                           --------------------------------------
                           Irving Benson
                           Consultant